Exhibit 17(b)

PROXY — SIERRA INCOME CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIERRA INCOME CORPORATION FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 24, 2022

The undersigned hereby appoints Richard T. Allorto, Jr. and Dean Crowe, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Special Meeting of Stockholders (the "Special Meeting") of Sierra Income Corporation to be held virtually on February 24, 2022 at 1:00 PM., Eastern Time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting, and any adjournments or postponements thereof, and otherwise to represent the undersigned at the Special Meeting, and any adjournments or postponements thereof, with all the powers possessed by the undersigned if personally present at the Special Meeting. The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders, the accompanying Joint Proxy Statement/Prospectus, and revokes any proxy heretofore given with respect to the Special Meeting.

In order to attend the Special Meeting, you must register at https://viewproxy.com/sicSM/2022/ by 11:59 PM ET on February 23, 2022. On the day of the Special Meeting, if you have properly registered, you may enter the Special Meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to participate and vote at the Special Meeting are contained in the Joint Proxy Statement/Prospectus.

Address changes: ____

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(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

Your vote is important. Please submit your proxy immediately.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

KEEP THIS PORTION FOR YOUR RECORDS.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting

The Notice of the Special Meeting of Stockholders, Joint Proxy Statement/Prospectus and Proxy Card are available at
http://www.viewproxy.com/sicSM/2022

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR PROPOSALS 1 AND 2.

1. To approve the merger of Mercury Acquisition Sub, Inc. (“Acquisition Sub”), a Maryland corporation and a direct wholly-owned subsidiary of Barings BDC, Inc. (“Barings BDC”), a Maryland corporation, with and into Sierra Income Corporation (“Sierra”) (the “First Merger”), with Sierra continuing as the surviving corporation and as a wholly-owned subsidiary of Barings BDC, pursuant to the Agreement and Plan of Merger, dated as of September 21, 2021 (as may be amended from time to time, the “Merger Agreement”), by and among Barings BDC, Acquisition Sub, Sierra and Barings LLC, a Delaware limited liability company and the external investment adviser to Barings BDC (“Barings”) (such proposal, the “Merger Proposal”); and

   ☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

2. To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal.

   ☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as an attorney, executor, administrator, guardian or corporate officer, please provide your FULL title.

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Signature

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Signature (Joint Owners)

Date: __________________________ , 2022

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VIRTUAL CONTROL NUMBER

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

SCAN TO
VIEW MATERIALS & VOTE

VIRTUAL CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your control number ready when voting by Internet or Telephone

INTERNET

Submit Your Proxy on the Internet:

Go to www.fcrvote.com/SICSM

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Submit Your Proxy by Phone:

Call 1 866-402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Submit Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.